UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address of Principal Executive Offices) (Zip Code)

(510) 483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2021, the Board of Directors (the “Board”) of Energy Recovery, Inc. (the “Company”) approved, adopted and established the Energy Recovery, Inc. Severance Plan for the benefit of certain key members of management and other senior employees (the “Plan”), including the Company’s Named Executive Officers. The Plan sets forth severance benefits in the event of a Qualifying Termination (as defined in the Plan), which includes (i) all payments required by applicable law, including all earned and unpaid salary, all earned but unpaid and un-deferred bonus attributable to the year that ends immediately before the year in which the termination occurs, and other benefits under applicable benefit plans to which the employee was entitled upon such termination; (ii) six (6) months’ salary based on the employee’s annual base salary in effect on the effective date of their termination; (iii) to the extent the Eligible Employee is eligible and timely elects to continue coverage under the Employer’s health or other benefits plans pursuant to COBRA, payment of Employer’s portion of any such health or other benefit plans premiums on behalf of the Eligible Employee (at the employer level in effect immediately prior to the effective date of termination) towards the Eligible Employee’s COBRA premiums until the earlier of (A) six (6) months following the effective date of termination, or (B) the date the Eligible Employee becomes eligible for coverage under a subsequent employer health plan, whether the Eligible Employee enrolls in such coverage or not, and whether or not the benefit levels and costs are comparable; and (iv) immediate vesting of twenty-five percent (25%) of all unvested equity compensation held by the Eligible Employee on the effective date of termination (the “Accelerated Equity”) which Accelerated Equity, notwithstanding anything to the contrary, may be exercised, where applicable, for up to six (6) months after the effective date of termination; in the case of unvested equity compensation where the amount payable is based on the satisfaction of performance criteria, the amount of unvested equity will be determined by deeming all performance criteria satisfied at 100% target; to the extent the equity compensation is subject to Code Section 409A, the vesting acceleration of the equity compensation shall not cause any distribution or payment under the equity compensation to be made before the earliest date it may be made without violating Code Section 409A. The severance benefits are contingent upon the employee meeting certain eligibility requirements, including delivering to the Company a general release.

The foregoing description of the terms of the Plan is a summary and is qualified in its entirety by the text of the Plan, a copy of each of which is being filed with this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Energy Recovery, Inc. Severance Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Recovery, Inc.

Date:	February 10, 2021	By:	/s/ William Yeung
William Yeung
Chief Legal Officer